                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with Amendment No. 1 to the Annual Report of The Dwyer Group, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Buckley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:      /s/ Thomas J. Buckley
   -----------------------------------------
Thomas J. Buckley
Vice President and Chief Financial Officer
July 31, 2003




       A signed original of this written statement required by Section 906 has been provided to The Dwyer Group, Inc. and will be retained by The Dwyer Group, Inc.,and furnished to the Securities and Exchange Commission or its staff upon request.


EXHIBIT 99.2